     August 28, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE:                    American Republic Variable Annuity Account
File Number:     811-4921
Filing:                Rule 30b2 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), American Republic Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.

Pursuant to Rule 30b2-1 under the Act, on August 28, 2009, the AllianceBernstein Variable Products Series Fund (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

Paul Mikkelsen

cc: Fred Bellamy